Exhibit 10.28

(Summary English Translations)

Exclusive Distribution Agreements

(1)	Party A: Shandong Donge Ejiao Co., Ltd. (“Supplier”)
Party B: Changchun Yongxin Dirui Medical Co., Ltd. (“Company”)
Execution Date: December 17, 2009
Pursuant to the Agreement, the Company will purchase Ejiao from the Supplier and distribute the product in Jilin Province.  The parties agreed on a minimum quantity of the product in the Company’s inventory. The Company must guarantee that it will purchase the product from the Supplier in three days whenever its inventory falls below the minimum quantity. The Company is entitled to commission of 3% of the total sales.

(2)	Party A: Xiamen Hongren Pharmaceutical Co., Ltd. (“Supplier”)
Party B: Changchun Yongxin Dirui Medical Co., Ltd. (“Company”)
Execution Date: January 10, 2010
Pursuant to the Agreement, the Company will purchase Wuji Baifeng Pills from the Supplier and distribute the product in Jilin Province. The parties agreed that the purchase price of the product is 7.5 RMB/bottle, the retail price is 9.7 RMB/bottle. The Company must sell the product at the agreed price and must not sell the product outside Jilin Province. The Company must purchase a minimum quantity of 20 units of the product in inventory for every three months. The Company is entitled to commission of 4% of the total sales.

(3)	Party A: Shandong Shenzhou Pharmaceutical Co., Ltd. (“Supplier”)
Party B: Changchun Yongxin Dirui Medical Co., Ltd. (“Company”)
Execution Date: January 4, 2010
Pursuant to the Agreement, the Company will purchase Kangfuyan Capsules from the Supplier and distribute the product in Jilin Province.  The parties agreed that the purchase price of the product is 32 RMB/box and the Company will distribute a total amount of 300,000 RMB of the product during the contract term. If the Company fails to distribute such amount, its year-end bonus will be deducted by 0.3%. The Company is entitled to commission of 0.3% to 3% of the total sales.

(4)	Party A: Guangzhou Qixing Pharmaceutical Co., Ltd. (“Supplier”)
Party B: Changchun Yongxin Dirui Medical Co., Ltd. (“Company”)
Execution Date:  February 5, 2010
Pursuant to the Agreement, the Company will purchase 11 types of pharmaceutical products from the Manufacture and distribute the products in Jilin Province. The parties agreed that the Company will distribute a total amount of 600,000 RMB of the products during the contract term. The contract term is from December 1, 2009 to December 20, 2010. The Company is entitled to commission of 0.5% to 2.5% of the total sales.

(5)	Party A: Dezhou Deyao Pharmaceutical Co., Ltd. (“Supplier”)
Party B: Changchun Yongxin Dirui Medical Co., Ltd. (“Company”)
Execution Date: January 4, 2010
Pursuant to the Agreement, the Company will purchase Degaoning and Fendining from the Supplier and distribute the products in Jilin Province. The parties agreed that the Company will purchase Degaoning and Fendining at 15 RMB/box and 12 RMB/box respectively and distribute a total amount of 200,000 RMB of the products during the contract term. The Company is entitled to commission of 0.3% to 3% of the total sales.

(6)	Party A: Kunming Pharmaceutical Group Co., Ltd. (“Supplier”)
Party B: Changchun Yongxin Dirui Medical Co., Ltd. (“Company”)
Execution Date: March 27, 2010
Pursuant to the Agreement, the Company will purchase Xuesaitong Injection from the Supplier and distribute the product in Jilin Province. The parties agreed that the Company will purchase the product at 8.5 RMB/box and distribute a total amount of 300,000 RMB of the product during the contract term. The Company is entitled to commission of 1% to 3% of the total sales.

(7)	Party A: Yangzijiang Pharmaceutical Group (“Supplier”)
Party B: Changchun Yongxin Dirui Medical Co., Ltd. (“Company”)
Execution Date: March 24, 2010
Pursuant to the Agreement, the Company will purchase a certain products from the Supplier and distribute the products in Jilin Province. The parties agreed that the Company will purchase and distribute a total amount of 700,000 RMB of the products during the contract term. (no commission is stated in the agreement).

(8)	Party A: Jiangxi Jiangzhong Pharmaceutical Trade Co., Ltd. (“Supplier”)
Party B: Changchun Yongxin Dirui Medical Co., Ltd. (“Company”)
Execution Date: January 4, 2010
Pursuant to the Agreement, the Company will purchase 3 types of products from the Supplier and distribute the products in Jilin Province. The contract term is from January 4, 2010 to December 31, 2010. The Company is entitled to commission of 3% to 5.5% of the total sales.

(9)	Party A: Shandong Wohua Pharmaceutical Technology Co., Ltd. (“Supplier”)
Party B: Changchun Yongxin Dirui Medical Co., Ltd. (“Company”)
Party A signed on March 10, 2010; Party B signed on February 23, 2010.
Pursuant to the Agreement, the Company will purchase Xinkeshu Pills from the Supplier and distribute the product in Jilin Province. The parties agreed that the Company will purchase and distribute a total amount of 200,000 RMB of the product during the contract term. The Company is entitled to commission of 1% to 3% of the total sales.

(10)	Party A: Hainan Bikai Pharmaceutical Co., Ltd. (“Supplier”)
Party B: Changchun Yongxin Dirui Medical Co., Ltd. (“Company”)
Execution Date: N/A
Pursuant to the Agreement, the Company will purchase and distribute 14 types of products from the Supplier. The Company is entitled to 2% of the total sales.

(11)	Party A: Zhuhai Lianbang Pharmaceutical Co., Ltd. (“Supplier”)
Party B: Changchun Yongxin Dirui Medical Co., Ltd. (“Company”)
Execution Date: February 23, 2010
Pursuant to the Agreement, the Company will purchase and distribute a certain types of products from the Supplier. The parties agreed that the Company will purchase and distribute a total amount of [UNCLEAR] RMB of the products during the contract term. The Company is entitled to 1.5% of the total sales.

(12)	Party A: Guizhou Yibai Pharmaceutical Co., Ltd. (“Supplier”)
Party B: Changchun Yongxin Dirui Medical Co., Ltd. (“Company”)
Execution Date: N/A
Pursuant to the Agreement, the Company will purchase all types of over-the-counter drugs from the Supplier and distribute the products in Jilin Province. The parties agreed that the Company will purchase and distribute a total amount of 2,000,000 RMB of the products during the contract term. (no commission is stated in the agreement).